USAA INCOME STOCK FUND
SUPPLEMENT DATED JANUARY 13, 2010
TO THE FUND’S PROSPECTUS
DATED DECEMBER 1, 2009

This supplement describes important changes affecting the USAA Income Stock Fund (the Fund). These changes were proposed by USAA Investment Management Company (IMCO) and approved by the Fund’s Board of Trustees (the Board) as being in the best interests of the Fund’s shareholders. If you have any questions regarding these changes, you should contact us at (800) 531-USAA (8722).

New Investment Subadvisory Arrangement

In 2002, the Securities and Exchange Commission granted an order permitting IMCO to change subadvisers for the Fund without first calling a special shareholders meeting and obtaining shareholder approval (Order). The Board approved a proposal by IMCO to enter into a subadvisory agreement with Epoch Investment Partners, Inc. (Epoch) with respect to a portion of the Fund’s portfolio.

Epoch expects to realign a portion of the Fund to reflect its investment techniques. As a result, during this transition period, the Fund may experience a higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the Fund may realize capital gains when portfolio positions are sold. Any capital gains experienced or realized for this transition will impact the 2010 distributions.

AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED DECEMBER 1, 2009, IS REVISED AS FOLLOWS:

Delete the last paragraph in the second column on page 3 of the Prospectus and insert the following information.

This may be particularly true for the periods prior to January 11, 2010, which is the date on which Epoch Investment Partners, Inc. assumed day-to-day management of a portion of Fund’s assets; August 1, 2005, which is the date on which OFI Institutional Asset Management, Inc. assumed day-to-day management of a portion of the Fund’s assets; and July 12, 2003, which is the date on which Grantham, Mayo, Van Otterloo & Co. LLC assumed day-to-day management of a portion of the Fund’s assets.

The following subadviser has been added under the heading “Subadvisers” on page 4 of the Prospectus.

Epoch Investment Partners, Inc. (Epoch)

The following information has been added under the heading “Portfolio Managers” on page 4 of the Prospectus.

Epoch

David N. Pearl, executive vice president, co–chief investment officer, and portfolio manager for Epoch, founded Epoch in 2004. He has managed a portion of the Fund since January 2010.

Michael A. Welhoelter, managing director, portfolio manager, and head of quantitative research & risk management for Epoch, joined Epoch in 2005.  He has managed a portion of the Fund since January 2010.

William W. Priest, chief executive officer, co–chief investment officer, and portfolio manager for Epoch, founded Epoch in 2004.  He has managed a portion of the Fund since January 2010.

Insert the following information as the fourth paragraph in the second column under the question “How are the decisions to buy and sell securities made?” on page 5 of the Prospectus.

Epoch desires to produce superior risk adjusted returns by building a portfolio of businesses with outstanding risk/reward profiles without a high degree of capital risk. Epoch analyzes a business in the same manner a private investor would in looking to purchase the entire company. Epoch only invests in those businesses it understands and where it has confidence in the company’s management and financial strength. Emphasis is placed on those companies which Epoch believes are most likely to prosper under various economic conditions. Epoch may sell or reduce a position in a security that otherwise meets its objectives but is deemed less attractive relative to another security on a return/risk basis. Epoch also will sell or reduce a position in a security when it sees the objectives of its investment thesis failing to materialize or when it believes those objectives have been met and the valuation of the company’s shares fully reflect the opportunities once thought unrecognized in the share price. Epoch may believe that objectives are not being met for a number of reasons, such as: the economic or competitive environment might be changing; company management’s execution could be disappointing; or company management has an inappropriate assessment of the company’s state and the task at hand.

Delete the second full paragraph under “Fund Management” on page 7 of the Prospectus and insert the following information.

We have entered into Investment Subadvisory Agreements with GMO, OFI Institutional, and Epoch under which GMO, OFI Institutional, and Epoch each provide day-to-day discretionary management of the portion of the Fund’s assets attributed to them in accordance with the Fund’s investment objectives, policies, and restrictions, subject to the general supervision of the Fund’s Board of Trustees and IMCO.

Insert the following information as the new fifth full paragraph under “Fund Management” on page 7 of the Prospectus.

Epoch, located at 640 Fifth Avenue, 18th Floor, New York, New York 10019, serves as a subadviser to the Fund. Epoch was founded in April 2004 as a Delaware corporation. As of December 31, 2009, the firm managed approximately $11.4 billion in assets.

Insert the following information as the second bullet in the second column under “Portfolio Managers” on page 7 of the Prospectus.

■     Epoch

Epoch uses a team of portfolio managers and analysts acting together to manage its portion of the Fund’s investments. The senior members of the Fund’s portfolio management team who are jointly and primarily responsible for the day-to-day management are: David Pearl, William Priest and Michael Welhoelter.

David N. Pearl is executive vice president, co-chief investment officer, and portfolio manager for Epoch. Mr. Pearl founded Epoch in 2004. Prior to joining Epoch, he was a Managing Director and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC where he was responsible for both institutional and private client assets.  Previously, he held senior portfolio management positions at ING Furman Selz Asset Management and Citibank Global Asset Management where he managed mutual funds and institutional accounts. Education: a B.S. in Mechanical Engineering, University of Pennsylvania and M.B.A., Stanford University Graduate School of Business.

Michael A. Welhoelter, CFA, is managing director, portfolio manager, and head of quantitative research & risk management for Epoch. Mr. Welhoelter joined Epoch in 2005. Prior to Epoch, he was a director and portfolio manager in the Quantitative Strategies Group at Columbia Management Group, Inc. In this role, he managed over $5 billion USD in mutual funds and separately managed portfolios. Education: B.A. in Computer and Information Science, Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts.

William W. Priest, CFA, CPA, is chief executive officer, co–chief investment officer, and portfolio manager for Epoch. Mr. Priest founded Epoch in 2004.  Education: B.A., Duke University and M.B.A., the University of Pennsylvania Wharton Graduate School of Business. He is author of several published articles and papers on investing and finance, including the books, The Financial Reality of Pension Funding Under ERISA and the more recent, Free Cash Flow and Shareholder Yield: New Priorities for the Global Investor, which details the underpinnings of our investment approach, published by John Wiley & Sons. He is a Director of Globe Wireless, InfraRedX, and a Member of the Council on Foreign Relations.

93939-0110

USAA INCOME STOCK FUND
INSTITUTIONAL SHARES
SUPPLEMENT DATED JANUARY 13, 2010
TO THE FUND’S PROSPECTUS
DATED DECEMBER 1, 2009

This supplement describes important changes affecting the USAA Income Stock Fund Institutional Shares (the Fund). These changes were proposed by USAA Investment Management Company (IMCO) and approved by the Fund’s Board of Trustees (the Board) as being in the best interests of the Fund’s shareholders. If you have any questions regarding these changes, you should contact us at (800) 531-USAA (8722).

New Investment Subadvisory Arrangement

In 2002, the Securities and Exchange Commission granted an order permitting IMCO to change subadvisers for the Fund without first calling a special shareholders meeting and obtaining shareholder approval (Order). The Board approved a proposal by IMCO to enter into a subadvisory agreement with Epoch Investment Partners, Inc. (Epoch)
with respect to a portion of the Fund’s portfolio.

Epoch expects to realign a portion of the Fund to reflect its investment techniques. As a result, during this transition period, the Fund may experience a higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the Fund may realize capital gains when portfolio positions are sold. Any capital gains experienced or realized for this transition will impact the 2010 distributions.

AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED DECEMBER 1, 2009, IS REVISED AS FOLLOWS:

The following subadviser has been added under the heading “Subadvisors” on page 18 of the Prospectus.

Epoch Investment Partners, Inc. (Epoch)

The following information has been added under the heading “Portfolio Managers” on page 18 of the Prospectus.

Epoch

David N. Pearl, executive vice president, co–chief investment officer, and portfolio manager for Epoch, founded Epoch in 2004. He has managed a portion of the Fund since January 2010.

Michael A. Welhoelter, managing director, portfolio manager, and head of quantitative research & risk management for Epoch, joined Epoch in 2005.  He has managed a portion of the Fund since January 2010.

William W. Priest, chief executive officer, co–chief investment officer, and portfolio manager for Epoch, founded Epoch in 2004.  He has managed a portion of the Fund since January 2010.

Insert the following information as the fast paragraph in the first column under the question “How are the decisions to buy and sell securities made?” on page 37 of the Prospectus.

Epoch desires to produce superior risk adjusted returns by building a portfolio of businesses with outstanding risk/reward profiles without a high degree of capital risk. Epoch analyzes a business in the same manner a private investor would in looking to purchase the entire company. Epoch only invests in those businesses it understands and where it has confidence in the company’s management and financial strength. Emphasis is placed on those companies which Epoch believes are most likely to prosper under various economic conditions. Epoch may sell or reduce a position in a security that otherwise meets its objectives but is deemed less attractive relative to another security on a return/risk basis. Epoch also will sell or reduce a position in a security when it sees the objectives of its investment thesis failing to materialize or when it believes those objectives have been met and the valuation of the company’s shares fully reflect the opportunities once thought unrecognized in the share price. Epoch may believe that objectives are not being met for a number of reasons, such as: the economic or competitive environment might be changing; company management’s execution could be disappointing; or company management has an inappropriate assessment of the company’s state and the task at hand.

Insert the following information as the fifth paragraph in the second column under “Management and Advisory Services” on page 49 of the Prospectus.

We have entered into an Investment Subadvisory Agreement with Epoch under which Epoch provides day-to-day discretionary management of the portion of the Income Stock Fund’s assets attributed to them in accordance with the Fund’s investment objectives, policies, and restrictions, subject to the general supervision of the Fund’s Board of Trustees and IMCO.

Epoch, located at 640 Fifth Avenue, 18th Floor, New York, New York 10019, serves as a subadviser to the Fund. Epoch was founded in April 2004 as a Delaware corporation. As of December 31, 2009, the firm managed approximately $11.4 billion in assets.

Insert the following information after the paragraph referencing OFI Institutional in the second column under “Portfolio Managers” on page 44 of the Prospectus.

■           Epoch

Epoch uses a team of portfolio managers and analysts acting together to manage its portion of the Fund’s investments. The senior members of the Fund’s portfolio management team who are jointly and primarily responsible for the day-to-day management are: David Pearl, William Priest and Michael Welhoelter.

David N. Pearl is executive vice president, co-chief investment officer, and portfolio manager for Epoch. Mr. Pearl founded Epoch in 2004. Prior to joining Epoch, he was a Managing Director and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC where he was responsible for both institutional and private client assets.  Previously, he held senior portfolio management positions at ING Furman Selz Asset Management and Citibank Global Asset Management where he managed mutual funds and institutional accounts. Education: a B.S. in Mechanical Engineering, University of Pennsylvania and M.B.A., Stanford University Graduate School of Business.

Michael A. Welhoelter, CFA, is managing director, portfolio manager, and head of quantitative research & risk management for Epoch. Mr. Welhoelter joined Epoch in 2005. Prior to Epoch, he was a director and portfolio manager in the Quantitative Strategies Group at Columbia Management Group, Inc. In this role, he managed over $5 billion USD in mutual funds and separately managed portfolios. Education: B.A. in Computer and Information Science, Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts.

William W. Priest, CFA, CPA, is chief executive officer, co–chief investment officer, and portfolio manager for Epoch. Mr. Priest founded Epoch in 2004.  Education: B.A., Duke University and M.B.A., the University of Pennsylvania Wharton Graduate School of Business. He is author of several published articles and papers on investing and finance, including the books, The Financial Reality of Pension Funding Under ERISA and the more recent, Free Cash Flow and Shareholder Yield: New Priorities for the Global Investor, which details the underpinnings of our investment approach, published by John Wiley & Sons. He is a Director of Globe Wireless, InfraRedX, and a Member of the Council on Foreign Relations.

USAA MUTUAL FUNDS TRUST

Aggressive Growth Fund Shares (USAUX)	Aggressive Growth Fund Institutional Shares
Growth Fund Shares (USAAX)	Growth Fund Institutional Shares
Growth & Income Fund (USGRX)
Income Stock Fund Shares (USISX)	Income Stock Fund Institutional Shares
Income Fund Shares (USAIX)	Income Fund Institutional Shares
Short-Term Bond Fund Shares (USSBX)	Short-Term Bond Fund Institutional Shares
Money Market Fund (USAXX)
Science & Technology Fund (USSCX)
First Start Growth Fund (UFSGX)
Intermediate-Term Bond Fund Shares (USIBX)	Intermediate-Term Bond Fund Institutional Shares
High-Yield Opportunities Fund Shares (USHYX)	High-Yield Opportunities Fund Institutional Shares
Small Cap Stock Fund Shares (USCAX)	Small Cap Stock Fund Institutional Shares
Capital Growth Fund (USCGX)
Value Fund Shares (UVALX)	Value Fund Institutional Shares

SUPPLEMENT DATED JANUARY 13, 2010
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED DECEMBER 1, 2009

The first paragraph under the subheading Subadvisory Agreements on page 41 of the statement of additional information (SAI) has been deleted and replaced with the following:

The Manager has entered into Subadvisory Agreements dated January 11, 2010, with Epoch Investment Partners, Inc. (Epoch); December 3, 2007, with The Renaissance Group LLC; dated October 1, 2007, with Credit Suisse Securities (USA) LLC (CSSU) for its Volaris Volatility Management Group; dated July 9, 2007, with UBS Global Asset Management (Americas) Inc. (UBS); dated October 2, 2006, with Credit Suisse Asset Management LLC (Credit Suisse); and dated August 1, 2006, with the other Subadvisers identified below under which each Subadviser provides day-to-day discretionary management of some or all of the applicable Fund’s assets in accordance with that Fund’s investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board of Trustees of the Trust.

The seventh full paragraph with reference to Income Stock Fund on page 42 of the SAI has been deleted and replaced with the following:

For the Income Stock Fund, the Manager has entered into Subadvisory Agreements with Grantham, Mayo, Van Otterloo & Co. LLC (GMO), OFI Institutional Asset Management (OFI Institutional), and Epoch.

The Manager (not the Fund) pays Epoch fees of the Fund’s average daily net assets 0.40% on the first $200 million and 0.35% on the next $400 million. Once assets reach $600 million the fee schedule above is replaced by the following schedule: 0.30% on the first $600 million and 0.25% on the next $400 million. Once assets exceed $1 billion, both parties agree to discuss adding an additional breakpoint that will apply only to those assets in excess of $1 billion. For the avoidance of doubt, if at any time during this agreement, when a fee calculation is made, and assets are less than $600 million, the following schedule will apply: 0.40% on the first $200 million and 0.35% on the next $400 million. Furthermore, if at any time during this agreement, when a fee calculation is made, and assets exceed $600 million, the following schedule will apply: 0.30% on the first $600 million and 0.25% on the next $400 million. Epoch is located at 640 Fifth Avenue, 18th Floor, New York, New York 10019, serves as a subadviser to the Fund. Epoch was founded in April 2004 as a Delaware corporation.

The following information has been added on page 65 of the SAI immediately preceding the heading “Portfolio Holdings Disclosure”:

Epoch

Other Accounts Managed

The following table sets forth other accounts for which the Fund’s portfolio managers were primarily responsible for the day-to day portfolio management as of December 31, 2009.

Epoch

	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS MANAGED BY ACCOUNT TYPE			NUMBER OF ACCOUNTS MANAGED AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE

	REGISTERED	OTHER POOLED		REGISTERED	OTHER POOLED
Name of Fund and Portfolio Manager	INVESTMENT COMPANIES	INVESTMENT VEHICLES	OTHER ACCOUNTS	INVESTMENT COMPANIES	INVESTMENT VEHICLES	OTHER ACCOUNTS

Income Stock Fund

David N. Pearl	5	22	85	0	1	5
	$1,103,387,550	$2,478,688,113	$3,312,157,803	$0	$99,076,909	$517,347,362

Michael A. Welhoelter	12	39	142	0	1	9
	$2,668,502,455	$3,693,244,590	$4,994,712,299	$0	$99,076,909	$555,105,659

William W. Priest	12	39	142	0	1	9
	$2,569,425,545	$3,792,321,500	$4,994,712,299	$0	$99,076,909	$555,105,659

Conflicts of Interest: In Epoch’s view, conflicts of interest may arise in managing a Fund’s portfolio investments, on the one hand, and the portfolios of Epoch’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Epoch’s policy for handling them. Although Epoch has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for Epoch’s portfolio management team’s time and attention. Epoch seeks to minimize this by utilizing one investment approach, and by managing all Accounts on a product specific basis. Thus, all large cap value Accounts, whether they be Fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If Epoch’s portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Epoch has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order are if there is a partial fill for an order. Depending upon the size of the execution, Epoch may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having FINRA restricted person status, lack of available cash to make the purchase, client directed brokerage, or a client imposed trading prohibition on IPOs or on the business of the issuer.

With respect to securities transactions for the Accounts, Epoch determines which broker to use to execute each order, consistent with its duty to seek best execution. Epoch will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, Epoch may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Epoch may place separate, non-simultaneous, transactions for a Fund and another Account, which may temporarily affect the market price of the security or the execution of the transaction to the detriment one or the other.

Conflicts of interest may arise when members of Epoch’s portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Epoch has adopted a written Code of Ethics and Business Conduct designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy. The Code of Ethics generally requires that most transactions in securities by an Epoch Access Persons and their spouses, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements. Access Person is defined to include persons who have access to non-public information about client securities transactions, portfolio recommendations or holdings, and thus covers all of Epoch’s full-time employees except those whose job functions are solely clerical. In addition, no access person, including an investment person, shall be permitted to effect a short term trade (i.e. to purchase and subsequently sell within 21 calendar days, or to sell and subsequently purchase within 21 calendar days) of single-name securities which (i) are issued by a mutual fund which is advised or sub-advised by Epoch, or (ii) are the same (or equivalent) securities purchased or sold by or on behalf of the advisory accounts unless and until the advisory accounts have effected a transaction which is the same as the access person’s contemplated transaction. Finally, orders for proprietary accounts (i.e., accounts of Epoch’s principals, affiliates or employees or their immediate family which are managed by Epoch) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.

Epoch manages some Accounts under performance based fee arrangements. Epoch recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Epoch generally require portfolio decisions to be made on a product specific basis.  Epoch Investment Partners also require pre-allocation of all client orders based on specific fee-neutral criteria. Additionally, Epoch require average pricing of all aggregated orders. Finally, Epoch has adopted a policy prohibiting Portfolio Managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

Compensation: Epoch compensates its portfolio managers with a fixed annual salary plus a discretionary bonus determined by its Policy Committee. Epoch’s portfolio managers do not receive compensation that is solely based upon the Fund's, any other commingled accounts, or any private account's pre- or after-tax performance, or the value of the assets held by such entities. Epoch’s portfolio managers do not receive any special or additional compensation from Epoch for their services as Portfolio Managers. Messrs. Priest, Pearl and Welhoelter are each shareholders of Epoch Holding Corporation, a public company that is the parent company of Epoch.

Portfolio Ownership: As of January 11, 2010, no portfolio manager Epoch, who managed the Fund, beneficially owned shares of the USAA Income Stock Fund.